(a)(56)

AMENDMENT NO. 47

TO AMENDED AND RESTATED DECLARATION OF TRUST

OF ING MUTUAL FUNDS

THIS AMENDMENT NO. 47 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of July 1, 2013, by the undersigned, constituting a majority of the Trustees of ING Mutual Funds (the “Trust”).

WHEREAS, the Amended and Restated Declaration of Trust (“Declaration of Trust”) adopted as of June 3, 2004, designated certain series of Interests of the Trust; and

WHEREAS, pursuant to Section 9.03 of the Declaration of Trust, the Board of Trustees has authorized an amendment to the Declaration of Trust to change the name of one of the series of Interests of the Trust as follows:

ING International Growth Fund to ING Multi-Manager International Equity Fund

NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:

The first two sentences of Section 8.08 of the Declaration of Trust are hereby amended and restated to read in full as follows:

“The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof. The Trustees hereby establish and designate the series shown in the chart below under the heading “Series,” and establish and designate the classes of each such series shown in the chart below under the heading “Classes”:

Series	Classes

ING Asia-Pacific Real Estate Fund	ING Asia-Pacific Real Estate Fund – Class A
ING Asia-Pacific Real Estate Fund – Class B
ING Asia-Pacific Real Estate Fund – Class C
ING Asia-Pacific Real Estate Fund – Class I

ING Diversified Emerging Markets Debt Fund	ING Diversified Emerging Markets Debt Fund – Class A
ING Diversified Emerging Markets Debt Fund – Class C
ING Diversified Emerging Markets Debt Fund – Class I
ING Diversified Emerging Markets Debt Fund – Class W

Series	Classes

ING Diversified International Fund	ING Diversified International Fund – Class A
ING Diversified International Fund – Class B
ING Diversified International Fund – Class C
ING Diversified International Fund – Class I
ING Diversified International Fund – Class O
ING Diversified International Fund – Class R
ING Diversified International Fund – Class W

ING Emerging Markets Equity Dividend Fund	ING Emerging Markets Equity Dividend Fund – Class A
ING Emerging Markets Equity Dividend Fund – Class B
ING Emerging Markets Equity Dividend Fund – Class C
ING Emerging Markets Equity Dividend Fund – Class I
ING Emerging Markets Equity Dividend Fund – Class O
ING Emerging Markets Equity Dividend Fund – Class R
ING Emerging Markets Equity Dividend Fund – Class W

ING Emerging Markets Equity Fund	ING Emerging Markets Equity Fund – Class A
ING Emerging Markets Equity Fund – Class B
ING Emerging Markets Equity Fund – Class C
ING Emerging Markets Equity Fund – Class I
ING Emerging Markets Equity Fund – Class R
ING Emerging Markets Equity Fund – Class W

ING European Real Estate Fund	ING European Real Estate Fund – Class A
ING European Real Estate Fund – Class B
ING European Real Estate Fund – Class C
ING European Real Estate Fund – Class I

ING Global Bond Fund	ING Global Bond Fund – Class A
ING Global Bond Fund – Class B
ING Global Bond Fund – Class C
ING Global Bond Fund – Class I
ING Global Bond Fund – Class O ING Global Bond Fund – Class P
ING Global Bond Fund – Class R
ING Global Bond Fund – Class R6
ING Global Bond Fund – Class W

ING Global Equity Dividend Fund	ING Global Equity Dividend Fund – Class A
ING Global Equity Dividend Fund – Class B
ING Global Equity Dividend Fund – Class C
ING Global Equity Dividend Fund – Class I
ING Global Equity Dividend Fund – Class O
ING Global Equity Dividend Fund – Class R
ING Global Equity Dividend Fund – Class W

Series	Classes

ING Global Natural Resources Fund	ING Global Natural Resources Fund – Class A
ING Global Natural Resources Fund – Class B
ING Global Natural Resources Fund – Class C
ING Global Natural Resources Fund – Class I
ING Global Natural Resources Fund – Class R
ING Global Natural Resources Fund – Class W

ING Global Opportunities Fund	ING Global Opportunities Fund – Class A
ING Global Opportunities Fund – Class B
ING Global Opportunities Fund – Class C
ING Global Opportunities Fund – Class I
ING Global Opportunities Fund – Class R
ING Global Opportunities Fund – Class W

ING Global Perspectives Fund	ING Global Perspectives Fund – Class A
ING Global Perspectives Fund – Class C
ING Global Perspectives Fund – Class I
ING Global Perspectives Fund – Class R
ING Global Perspectives Fund – Class W

ING Global Real Estate Fund	ING Global Real Estate Fund – Class A
ING Global Real Estate Fund – Class B
ING Global Real Estate Fund – Class C
ING Global Real Estate Fund – Class I
ING Global Real Estate Fund – Class O
ING Global Real Estate Fund – Class R
ING Global Real Estate Fund – Class W

ING Index Plus International Equity Fund	ING Index Plus International Equity Fund – Class A
ING Index Plus International Equity Fund – Class B
ING Index Plus International Equity Fund – Class C
ING Index Plus International Equity Fund – Class I
ING Index Plus International Equity Fund – Class O
ING Index Plus International Equity Fund – Class R
ING Index Plus International Equity Fund – Class W

ING International Capital Appreciation Fund	ING International Capital Appreciation Fund – Class A
ING International Capital Appreciation Fund – Class B
ING International Capital Appreciation Fund – Class C
ING International Capital Appreciation Fund – Class I
ING International Capital Appreciation Fund – Class R
ING International Capital Appreciation Fund – Class W

ING International Core Fund	ING International Core Fund – Class I
ING International Core Fund – Class W

Series	Classes

ING International Equity Dividend Fund	ING International Equity Dividend Fund – Class A
ING International Equity Dividend Fund – Class B
ING International Equity Dividend Fund – Class C
ING International Equity Dividend Fund – Class I
ING International Equity Dividend Fund – Class W

ING International Real Estate Fund	ING International Real Estate Fund – Class A
ING International Real Estate Fund – Class B
ING International Real Estate Fund – Class C
ING International Real Estate Fund – Class I
ING International Real Estate Fund – Class R
ING International Real Estate Fund – Class W

ING International Small Cap Fund	ING International Small Cap Fund – Class A
ING International Small Cap Fund – Class B
ING International Small Cap Fund – Class C
ING International Small Cap Fund – Class I
ING International Small Cap Fund – Class O
ING International Small Cap Fund – Class R
ING International Small Cap Fund – Class W

ING International Value Choice Fund	ING International Value Choice Fund – Class A
ING International Value Choice Fund – Class B
ING International Value Choice Fund – Class C
ING International Value Choice Fund – Class I
ING International Value Choice Fund – Class R
ING International Value Choice Fund – Class W

ING International Value Equity Fund	ING International Value Equity Fund – Class A
ING International Value Equity Fund – Class B
ING International Value Equity Fund – Class C
ING International Value Equity Fund – Class I
ING International Value Equity Fund – Class R
ING International Value Equity Fund – Class W

ING Multi-Manager International Equity Fund	ING Multi-Manager International Equity Fund – Class I

ING Russia Fund	ING Russia Fund – Class A
ING Russia Fund – Class B
ING Russia Fund – Class C
ING Russia Fund – Class I
ING Russia Fund – Class R
ING Russia Fund – Class W

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/ Colleen D. Baldwin Colleen D. Baldwin, as Trustee	/s/ Martin J. Gavin Martin J. Gavin, as Trustee

/s/ John V. Boyer John V. Boyer, as Trustee	/s/ Russell H. Jones Russell H. Jones, as Trustee

/s/ Patricia W. Chadwick Patricia W. Chadwick, as Trustee	/s/ Patrick W. Kenny Patrick W. Kenny, as Trustee

/s/ Dr. Albert E. DePrince, Jr. Dr. Albert E. DePrince, Jr., as Trustee	/s/ Shaun P. Mathews Shaun P. Mathews, as Trustee

/s/ Peter S. Drotch Peter S. Drotch, as Trustee	/s/ Joseph E. Obermeyer Joseph E. Obermeyer, as Trustee

/s/ J. Michael Earley J. Michael Earley, as Trustee	/s/ Sheryl K. Pressler Sheryl K. Pressler, as Trustee

/s/ Roger B. Vincent Roger B. Vincent, as Trustee